Exhibit 10.4
SECOND AMENDMENT TO THE
NAVIGANT CONSULTING, INC.
2005 LONG-TERM INCENTIVE PLAN
          WHEREAS, Navigant Consulting, Inc. (the “Company”) maintains the Navigant Consulting, Inc. 2005 Long-Term Incentive Plan, as Amended (the “Plan”);
          WHEREAS, the Company desires to amend the Plan with respect to the discretion of the Compensation Committee in connection with the vesting of Stock Awards and Performance Unit Awards;
          NOW, THEREFORE, pursuant to the power of amendment contained in Section 5.2 of the Plan, the Plan is hereby amended as follows, effective as of the date hereof:
     1. Section 3.6(a) is hereby amended by deleting the phrase “, unless otherwise determined by the Committee” at the end of the last sentence thereof.
     2. Section 4.3(a) is hereby amended by deleting the phrase “, unless otherwise determined by the Committee” at the end of the last sentence thereof.
          IN WITNESS WHEREOF, the Company has cause this instrument to be executed as of December 18, 2009.

NAVIGANT CONSULTING, INC.
By:	/s/ William M. Goodyear
Its: Chairman and Chief Executive Officer